EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Perritt MicroCap Opportunities Fund, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Perritt MicroCap Opportunities Fund, Inc. for the period ended October 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Perritt MicroCap Opportunities Fund, Inc. for the stated period.

/s/ Michael J. Corbett Michael J. Corbett President, Perritt MicroCap Opportunities Fund, Inc.	/s/ Samuel J. Schulz Samuel J. Schulz Treasurer, Perritt MicroCap Opportunities Fund, Inc.
Dated: 1/5/10	Dated: 1/5/10

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Perritt MicroCap Opportunities Fund, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.